UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

BROOKFIELD INVESTMENT FUNDS

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

________________________

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield Global Renewables & Sustainable Infrastructure Fund
Center Coast Brookfield Midstream Focus Fund
Oaktree Emerging Markets Equity Fund

Dear Shareholder:

You are receiving this notice because you are a shareholder in one or more of the funds listed above (the "Funds"), each of which is a series of Brookfield Investment Funds (the "Trust"). Your Fund's Board of Trustees is requesting your vote on a proposal regarding the Trust that will be presented to shareholders at a Special Meeting of Shareholders to be held on June 20, 2024 (the "Meeting"). We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes the proposal to be presented at the Meeting. At the Meeting, shareholders of all the Funds will be asked to elect two (2) Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the "Proposal").

Your vote is important to us. Please take a few minutes to review the enclosed Proxy Statement and complete, sign, date and return the enclosed proxy card(s), or vote your shares by internet or telephone, as described on the enclosed proxy card(s), unless you plan to attend the Meeting. Your Fund's Board of Trustees has unanimously approved the Proposal and urges you to vote "FOR" the election of each Trustee nominee in the Proposal.

If you have any questions about the Proposal, please call (800) 399-1581.

Thank you for your response and we look forward to preserving your trust as a valued shareholder.

Sincerely,

/s/ Craig Ruckman

Craig Ruckman
Secretary
Brookfield Investment Funds

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Class A – (BLRAX)

Class C – (BLRCX)

Class I – (BLRIX)

Brookfield Global Listed Infrastructure Fund

Class A – (BGLAX)

Class C – (BGLCX)

Class I – (BGLIX)

Brookfield Global Renewables & Sustainable Infrastructure Fund

Class A – (GRSAX)

Class C – (GRSCX)

Class I – (GRSIX)

Center Coast Brookfield Midstream Focus Fund

Class A – (CCCAX)

Class C – (CCCCX)

Class I – (CCCNX)

Oaktree Emerging Markets Equity Fund

Class A – (OEQAX)

Class C – (OEQCX)

Class I – (OEQIX)

Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281-1023

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on June 20, 2024

Notice is hereby given that a Special Meeting of Shareholders of Brookfield Investment Funds (the "Trust," each separate series thereof, a "Fund") will be held at the offices of the Funds' investment adviser, Brookfield Public Securities Group LLC, at Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281-1023, on Thursday, June 20, 2024, at 8:45 a.m. Eastern Time (together with any adjournments or postponements thereof, the "Meeting"). The Meeting is being held for the following purposes:

1.  To elect two (2) Trustees to the Board of Trustees.

2.  To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders of all Funds will vote together as a single class on the Proposal.

The Board of Trustees of the Funds, including all of the independent trustees, recommends that you vote "FOR" the election of each trustee nominee identified in the proposal.

The Board of Trustees has fixed the close of business on April 30, 2024, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

The Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. In order to participate in and vote at the Meeting, shareholders of record as of the close of business on April 30, 2024 (the "Record Date") need to register for the Meeting. If you owned shares as of the Record Date and wish to participate in the Meeting, you must email Equiniti Trust Company, LLC ("Equiniti") at attendameeting@equiniti.com, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to Equiniti at attendameeting@equiniti.com and you should label the email "Legal Proxy" in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to Equiniti that you owned shares as of the Record Date through an account statement or some other similar means.

Requests for registration must be received by Equiniti no later than 5:00 p.m., Eastern Time, on June 19, 2024. You will then receive a confirmation email from Equiniti of your registration and a control number that will allow you to vote at the Meeting.

Shareholders of record as of the close of the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You are being asked to participate at the Meeting either virtually or by proxy. If you attend the Meeting and are a shareholder of record as of the close of business on the Record Date, you may vote your Shares at the Meeting. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your Shares via the internet or telephone, as follows:

To vote by the internet:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Go to the website that appears on the enclosed proxy card.

(3)  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Refer to the toll-free number that appears on the enclosed proxy card.

(3)  Follow the instructions.

We encourage you to authorize a proxy to vote your Shares via the internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (800) 399-1581.

By Order of the Board of Trustees,

/s/ Craig Ruckman

Craig Ruckman
Secretary
May 28, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING
TO BE HELD ON JUNE 20, 2024.

The Notice of Special Meeting, Proxy Statement and Form of Proxy are available at https://vote.proxyonline.com/brookfield/docs/oef.pdf. For more information, shareholders may contact the Funds at (800) 399-1581.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF SHAREHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN ONE-THIRD OF THE VOTES ENTITLED TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE TRUST, AT THE SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

This page intentionally left blank

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Account. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Account. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

Shareholders of the Funds are being asked to consider and vote on a proposal to elect two (2) Trustees to the Board of Trustees (the "Board" or the "Trustees") of the Trust (the "Proposal"). The current Trustees, a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), have unanimously recommended that each proposed individual be submitted to the Trust's shareholders for election at the special meeting of shareholders (the "Meeting"). The 1940 Act requires a certain percentage of the Trustees of the Trust to have been elected by shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. The Board recommends that you vote for the Proposal in order to elect two (2) Trustees to the Trust's Board that were recently appointed to the Board, and to facilitate future compliance with the requirements of the 1940 Act. On April 30, 2024, you owned shares of beneficial interest ("Shares") of a Fund or Funds of the Trust and, as a result, have a right to vote on the Proposal.

What proposals am I being asked to vote on?

You are being asked to vote on the Proposal to elect two (2) Trustees, Mr. Brian F. Hurley and Ms. Betty A. Whelchel (the "Trustee Nominees" or "Nominees"), to the Board of Trustees. The Proxy Statement describes the Proposal in more detail.

Why am I being asked to elect Trustees?

The Trust and each Fund are governed by the Board. Although the Board can ordinarily appoint new trustees without a shareholder vote, the 1940 Act requires a certain percentage of the Trustees of the Trust to have been elected by shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. To facilitate future appointments to the Board to fill vacancies or expand the Board, the Board is recommending that shareholders of each Fund elect to the Board: (i) Mr. Hurley, who is an "interested person" (as such term is defined in the 1940 Act) of the Funds (an "Interested Trustee"); and (ii) Ms. Whelchel, who is not an "interested person" (as such term is defined in the 1940 Act) of the Funds (an "Independent Trustee"). Mr. Hurley currently serves on the Board as an "Interested Trustee," and Ms. Whelchel currently serves on the Board as an "Independent Trustee" under the 1940 Act.

When will the new Trustees take office?

Mr. Hurley and Ms. Whelchel are currently serving as Trustees on the Board and are expected to continue serving as Trustees regardless of whether they are elected by shareholders at the Meeting.

What role does the Board play?

The Trustees serve as your representatives. They are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review each Fund's performance, oversee the Trust and the Funds' activities, and review contractual arrangements with companies that provide services to the Trust and Funds.

Do Trustees receive compensation for their services?

Each Independent Trustee receives compensation for his or her service on the Board. The Interested Trustees do not receive compensation for their service on the Board. The Proxy Statement provides details about each Nominee and compensation to be paid to the Independent Trustees.

Who is paying for my shareholder meeting and Proxy Statement?

The Funds will bear the costs, fees and expenses incurred in connection with the Proxy Statement. Brookfield Public Securities Group, LLC (the "Adviser" or "Brookfield"), the investment adviser to each Fund with the exception of the Oaktree Emerging Markets Equity Fund, and Oaktree Fund Advisors, LLC ("Oaktree"), the investment adviser to the Oaktree Emerging Markets Equity Fund, have contractually agreed to limit certain expenses of the Fund(s) as part of operating expense limitation agreements and to the extent that such an agreement applies to a Fund, either Brookfield or Oaktree, as the case may be, will indirectly pay the proxy costs incurred by that Fund.

Who is eligible to vote?

Any person who owned shares of the Fund(s) in the Trust on the "Record Date," which was April 30, 2024 (even if that person has since sold those shares).

What is the required vote?

If a quorum is present, a plurality of all the votes cast shall be sufficient to approve the Proposal. A "plurality of votes cast" means that those Nominees receiving the two highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. For purposes of electing Trustees, not voting or withholding your vote by voting "abstain" (or a direction to your broker, bank or other nominee to withhold your vote, called a "broker non-vote") is not counted as a vote cast, and therefore will have no effect on the outcome of the election of Trustees.

I have only a few shares – does my vote matter?

Your vote is important. If many shareholders choose not to vote, the Trust might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Trust would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

How does the Board suggest I vote in connection with the Proposal?

The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the Proposal.

How do I vote my Shares?

You can vote in any of the following ways:

Internet: Have your proxy card available. Vote on the internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

Telephone: Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided (A confirmation of your telephone vote will be mailed to you.);

Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

When and where will the Meeting be held?

The Meeting will be held on June 20, 2024, at 8:45 a.m. Eastern Time. The Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. If you owned shares as of the Record Date and wish to participate in the Meeting, you must email Equiniti Trust Company, LLC ("Equiniti") at attendameeting@equiniti.com, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to Equiniti at attendameeting@equiniti.com and you should label the email "Legal Proxy" in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to Equiniti that you owned shares as of the Record Date through an account statement or some other similar means.

Requests for registration must be received by Equiniti no later than 5:00 p.m., Eastern Time, on June 19, 2024. You will then receive a confirmation email from Equiniti of your registration and a control number that will allow you to vote at the Meeting.

Whom should I call for more information about the Proxy Statement?

For more information regarding the Proxy Statement for the Meeting, please call (800) 399-1581.

May 28, 2024

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Class A – (BLRAX)

Class C – (BLRCX)

Class I – (BLRIX)

Brookfield Global Listed Infrastructure Fund

Class A – (BGLAX)

Class C – (BGLCX)

Class I – (BGLIX)

Brookfield Global Renewables & Sustainable Infrastructure Fund

Class A – (GRSAX)

Class C – (GRSCX)

Class I – (GRSIX)

Center Coast Brookfield Midstream Focus Fund

Class A – (CCCAX)

Class C – (CCCCX)

Class I – (CCCNX)

Oaktree Emerging Markets Equity Fund

Class A – (OEQAX)

Class C – (OEQCX)

Class I – (OEQIX)

Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281-1023

SPECIAL MEETING OF SHAREHOLDERS
to be held on June 20, 2024

PROXY STATEMENT

This is a Proxy Statement for the above listed funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of Brookfield Investment Funds (the "Trust"). Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the "Board," "Board of Trustees" or the "Trustees") of the Trust to approve a proposal that has already been approved by the Board.

The Meeting has been called for the following purposes:

1.  To elect two (2) Trustees to the Board of Trustees.

2.  To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Special Meeting of Shareholders will be held virtually at the offices of the Funds' investment adviser, Brookfield Public Securities Group LLC, at Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281-1023, on Thursday, June 20, 2024 at 8:45 a.m. Eastern Time (together with any adjournments or postponements thereof, the "Meeting"). As noted, Shareholders will not be able to attend the Meeting in person.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Funds' shares of beneficial interest ("Shares") will be voted "FOR" the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary of the Funds, Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281-1023). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to join the virtual meeting, please contact the Funds at (800) 399-1581. If you are planning to attend the Meeting, please RSVP to funds@brookfield.com at least one day prior to the Meeting. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on April 30, 2024 (the "Record Date"), and each shareholder of record at that time is entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered in his or her name. As of the Record Date, the following number of Shares were outstanding and entitled to be voted:

Fund	Number of Shares
Brookfield Global Listed Real Estate Fund	24,105,318.962
Brookfield Global Listed Infrastructure Fund	19,009,416.385
Brookfield Global Renewables & Sustainable Infrastructure Fund	5,126,907.795
Center Coast Brookfield Midstream Focus Fund	182,845,251.068
Oaktree Emerging Markets Equity Fund	33,872,243.144
Total	264,959,137.354

You should read the entire Proxy Statement before voting. If you have any questions, please contact the Funds at (800) 399-1581. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about May 28, 2024.

The most recent Annual and Semi-Annual Reports for the Funds, including financial statements, previously have been furnished to shareholders. If you would like to receive additional copies of these reports free of charge, please write to the Brookfield Investment Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call toll-free at 1-855-244-4859. The reports also are available on the Funds' website at www.publicsecurities.brookfield.com and the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov.

PROPOSAL: ELECTION OF TRUSTEES

Shareholders of the Funds are being asked to consider and vote on a proposal to elect two (2) Trustees to the Board of Trustees (the "Board" or the "Trustees") of the Trust (the "Proposal"). The proposed individuals standing for election at the Meeting, Mr. Brian F. Hurley and Ms. Betty Whelchel (the "Trustee Nominees" or "Nominees"), currently serve as Trustees of the Trust.

At a meeting of the Board of Trustees held on February 21-22, 2024 (the "February Board Meeting"), Mr. David W. Levi resigned as a Trustee of the Trust, effective March 29, 2024. Mr. Levi served as a Trustee of the Trust since 2017, and was an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (an "Interested Trustee"). At the February Board Meeting, the Board considered and approved the appointment of Mr. Brian F. Hurley to serve as an Interested Trustee of the Trust, effective March 29, 2024, filling the vacancy created by Mr. Levi's resignation. Mr. Hurley has served as President of the Trust since 2014. In addition, the Board previously approved the appointment of Ms. Betty A. Whelchel, who is not considered an "interested person" (as such term is defined in the 1940 Act) of the Trust (an "Independent Trustee"), to serve as an Independent Trustee of the Trust, effective January 1, 2024. Since her appointment, Ms. Whelchel has served as an Independent Trustee of the Trust, and a member of the Audit and Nominating and Compensation Committees.

The Trustee Nominees have consented to stand for election and to continue to serve if elected. If elected, the Trustee Nominees will each hold office until his or her resignation, retirement, death or removal or until his or her respective successor is duly elected and qualified.

*     *     *

As described above, there are two (2) Trustee Nominees for election to the Board at this time. If a quorum is present, a plurality of all the votes cast shall be sufficient to approve the Proposal.

The Board of Trustees recommends that the shareholders vote "FOR" the election of each Trustee Nominee in the Proposal.

Information about the Nominees

The Trustee Nominees and their backgrounds are shown on the following pages. This information includes each Trustee Nominee's name, age, principal occupation(s) during the past five years and other information about the Trustee Nominee's professional background, including other directorships the Trustee Nominee holds. The Nominee for Interested Trustee is listed under "Interested Trustee Nominee." The Nominee for Independent Trustee is listed under "Interested Trustee Nominee." The Trust has a retirement policy, which sets a mandatory retirement age of 78 for the Trustees. However, two additional one-year extensions up to the age of 80 may be implemented on an annual basis pending the unanimous vote by the other Trustees.

Trustee Nominees

Name, Position(s) Address(*) and Year of Birth	Term of Office and Length of Time Served(**)	Number of Funds in Fund Complex Overseen by Trustee(***)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee(****)
INDEPENDENT TRUSTEE NOMINEE
Betty A. Whelchel(1) Born: 1956	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since January 1, 2024(2)	8	US Head of Public Policy: Regulatory Affairs of BNP Paribas (2016-2019).	Director/Trustee of several investment companies advised or administered by the Brookfield (2024-Present).
INTERESTED TRUSTEE NOMINEE
Brian F. Hurley Born: 1977	President since 2014 and Trustee since 2024(3)	8	President of several investment companies advised or administered by the Brookfield Public Securities Group LLC (the "Adviser") (2014-Present); General Counsel of the Adviser (2017-Present); General Counsel of Brookfield Oaktree Wealth Solutions (2021-Present); Managing Partner of Brookfield Asset Management Inc. (2016-Present).	N/A

(*)  Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281-1023, unless otherwise noted.

(**)  Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust's By-Laws and Amended and Restated Agreement and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he resigns or retires or until his successor is elected and qualified.

(***)  The Fund Complex is comprised of Brookfield Investment Funds (5 series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc. and Oaktree Diversified Income Fund Inc.

(****)  This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), i.e., public companies, or other investment companies registered under the 1940 Act.

(1)  Trustees who are not considered to be "interested persons" of the Trust, as defined in the 1940 Act, are considered to be "Independent Trustees."

(2)  Ms. Betty A. Whelchel was appointed as an independent director/trustee of the Fund Complex effective January 1, 2024.

(3)  Mr. Brian F. Hurley was appointed as an interested director/trustee of the Fund Complex effective March 29, 2024.

Additional Information about the Board of Trustees and Trustee Nominees

The Role of the Board

The business and affairs of the Trust are managed under the direction of the Board. The Board provides oversight of the management and operations of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust's investment adviser and administrator, the sub-administrator, custodian and transfer agent, each of whom are discussed in greater detail in the Statement of Additional Information. The Board approves all significant agreements between the Trust and its service providers. The Board has appointed senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust's operations. The Board has appointed a Chief Compliance Officer who administers the Trust's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which typically are held quarterly, in person, and involve the Board's review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee (the "Audit Committee"), a Nominating and Compensation Committee (the "Nominating and Compensation Committee"), and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. Currently, five of the six members of the Board, including the Chair of the Board, are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Nominating and Compensation Committee and QLCC are comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chair of the Board has an active role in the agenda setting process for Board meetings. The Audit Committee Chair also has an active role in the agenda setting process for the Audit Committee meetings.

The Trust has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function.

The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Trust's Chief Compliance Officer to discuss compliance risks relating to the Funds, the Adviser and the Trust's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Trust's Treasurer and with the Trust's independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Trust's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Trust's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Trustee's Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills ("Trustee Attributes") appropriate to serve as a Trustee of the Trust in light of the Trust's business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance and effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

•  Heather S. Goldman – In addition to her tenure as a Director of the Fund, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a capital markets financial services and tech executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She had previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations, and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chair, co-founding and managing Capital Thinking, a financial services risk-management technology company in New York. Ms. Goldman is a member of the Audit Committee and is Chair of the Nominating and Compensation Committee.

•  Edward A. Kuczmarski – In addition to his tenure as a Director of the Fund, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chair of the Board of Directors and is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Stuart A. McFarland – In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring, and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and was the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  William H. Wright II – In addition to his tenure as a Director of the Fund, Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group, where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served on the board of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright serves as Chair of the Audit Committee and is a member of the Nominating and Compensation Committee.

•  Betty A. Whelchel – Ms. Whelchel has extensive experience in financial services law and regulation, international finance and public policy. She has held a number of senior management positions at international financial institutions, including serving as U.S. Head of Public Policy and Regulatory Affairs and U.S. General Counsel for BNP Paribas, Global General Counsel for Deutsche Asset Management and U.S. Deputy General Counsel for Deutsche Bank AG. She started her career in the General Counsel's office of the U.S.

Treasury Department, and worked as a lawyer with Shearman & Sterling in its New York and Tokyo offices, specializing in bank finance, mergers and acquisitions and joint ventures. Throughout her forty-two year career, Ms. Whelchel has been active in industry initiatives related to financial regulation and corporate governance, including the Committee on Capital Markets Regulation, the Executive Committee of the Institute of International Bankers Board of Trustees, and the Association of the Bar of the City of New York's Special Task Force on the Lawyer's Role in Corporate Governance. She has received numerous awards, including 2015 Legal 500 Individual of the Year in Financial Services and the 2013 Burton "Legend in the Law" Award. Ms. Whelchel is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Brian F. Hurley – Brian Hurley has 22 years of industry experience and is General Counsel for the Public Securities Group as well as a Managing Partner of Brookfield Asset Management. In this role he oversees the legal and regulatory functions and is also actively involved in the Public Securities Group's investment funds business, including product and business development. Prior to joining the firm in 2010, Mr. Hurley was an attorney at Paul Hastings LLP and a member of the Investment Management Practice Group, where he focused his practice on representing investment advisers and various forms of investment companies. Mr. Hurley earned a Juris Doctor degree from Columbia University and a Bachelor of Arts degree from the College of the Holy Cross.

Board Meetings

The Trust's Board held four regular meetings and three special meetings during the 12-month period ended December 31, 2023. During the fiscal year ended December 31, 2023, each Trustee attended at least 75% of the meetings of the Trust's Board of Trustees. The Trust's Fund Governance Policies and Procedures provide that the Chair of the Board of Trustees, who is elected by the Independent Trustees, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Board Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Nominating and Compensation Committee. There is no assurance, however, that the Board's committee structure will prevent or mitigate risks in actual practice. The Trust's committee structure is specifically not intended or designed to prevent or mitigate the Funds' investment risks. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Fund's Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act, which currently consists of Messrs. William Wright, Edward Kuczmarski, and Stuart McFarland, and Mses. Heather Goldman and Betty Whelchel, all of whom are Independent Trustees. The principal functions of the Audit Committee, with respect to each Fund, are to review the Funds' audited financial statements, to select the Funds' independent auditors, to review with the Funds' auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the Funds' fiscal year ended December 31, 2023, the Audit Committee held four Committee meetings. Mr. Wright serves as Chair of the Audit Committee, and the Board has determined that Messrs. Wright, Kuczmarski and McFarland and Ms. Goldman each qualify and are designated as "audit committee financial experts," as defined in Item 401(h) of Regulation S-K promulgated by the SEC. The Trust's Board of Trustees has adopted a written charter for its Audit Committee, which is attached as Appendix A.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the "issuer attorneys"). An issuer's attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

The Nominating and Compensation Committee, which currently consists of Mses. Goldman and Whelchel and Messrs. Kuczmarski, McFarland and Wright, all of whom are Independent Trustees, and independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. The Nominating and Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominee for Trustee, as is considered necessary from time to time and meets only as necessary. The Declaration of Trust does not permit shareholders to nominate persons for election as Trustees. During the fiscal year ended December 31, 2023, the Nominating and Compensation Committee met three times. Ms. Goldman serves as Chair of the Nominating and Compensation Committee. The Trust's Board of Trustees has adopted a written charter for its Nominating and Compensation Committee, which is attached as Appendix B.

The Nominating and Compensation Committee has recommended Ms. Whelchel as a Nominee for election as an Independent Trustee. The Board of Trustees has approved and appointed Mr. Hurley and Ms. Whelchel to serve as Interested Trustee and Independent Trustee, respectively.

Share Ownership of the Adviser, Distributor or Affiliates

As of December 31, 2023, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, Quasar Distributors, LLC, the Funds' distributor (the "Distributor"), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Share Ownership of the Funds

The table below sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2023 by each Trustee standing for re-election at the Meeting. As of December 31, 2023, the officers and Trustees, as a group, owned beneficially less than 1% of the Shares (aggregating all classes) of each of the Funds.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex*(1)(2)
Independent Trustee Nominee
Betty A. Whelchel(3)	A	A
Interested Trustee Nominee
Brian F. Hurley(4)	A	C

*  Key to Dollar Ranges:

  A. None

  B. $1 – $10,000

  C. $10,001 – $50,000

  D. $50,001 – $100,000

  E. Over $100,000

(1)  This information has been furnished by each Trustee as of December 31, 2023. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)  The aggregate dollar range of equity securities owned by the Trustees of the Funds and of all funds overseen by each Trustee in the Adviser's family of investment companies (the "Fund Complex") as of December 31, 2023.

(3)  Ms. Betty A. Whelchel was appointed as an independent director/trustee of the Fund Complex effective January 1, 2024.

(4)  Mr. Brian F. Hurley was appointed as an interested director/trustee of the Fund Complex effective March 29, 2024.

Trustee and Officer Compensation

No remuneration was paid by the Trust to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of the Funds. Set forth below is the compensation received by the Independent Trustees from the Funds and the Fund Complex as of the fiscal year ended December 31, 2023.

For the calendar year ended December 31, 2023, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex was $225,000. Effective January 1, 2024, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $250,000. The Independent Chair of the Fund Complex receives an additional payment of $55,000 per year. The Chair of the Audit Committee receives an additional payment of $50,000 per year. The Chair of the Nominating and Compensation Committee receives an additional payment of $15,000 per year. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings. The Trust does not have a pension or retirement plan. No other entity affiliate with the Trust pays any compensation to the Trustees.

Name of Person and Position	Aggregate Compensation from the Funds	Aggregate Compensation from the Funds and Fund Complex(1)
Independent Trustee Nominee
Betty A. Whelchel(2)	$—	$—
Interested Trustee Nominee
Brian F. Hurley	N/A	N/A

(1)  Represents the total compensation paid to such persons for the fiscal year ended December 31, 2023. This total does not include, among other things, out-of-pocket Trustee expenses. As of December 31, 2023, there were 9 investment companies (including the Funds) or portfolios thereof from which such person received compensation and which were considered part of the Fund Complex.

(2)  Ms. Betty Whelchel was appointed as an independent director/trustee of the Fund Complex effective January 1, 2024. As a result, she received no compensation from the Funds as of the fiscal year ended December 31, 2023.

Officers

Name, Position(s) Address(*) and Year of Birth	Term of Office and Length of Time Served(**)	Principal Occupation(s) During Past Five Years
Brian F. Hurley(***) Born: 1977	President since 2014 and Trustee since 2024(1)

President of several investment companies advised or administered by Brookfield (2014-Present); General Counsel of Brookfield (2017-Present); General Counsel of Brookfield Oaktree Wealth Solutions (2021-Present); Managing Partner of Brookfield Asset Management Inc. (2016-Present).

Casey P. Tushaus Born: 1982	Treasurer Since 2021

Treasurer of several investment companies advised or administered by Brookfield (2021-Present); Assistant Treasurer of several investment companies advised or administered by Brookfield (2016-2021); Director of Brookfield (2021-Present); Vice President of Brookfield (2014-2021).

Craig Ruckman Born: 1977	Secretary Since 2022

Secretary of several investment companies advised or administered by Brookfield (2022-Present); Managing Director of Brookfield (2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs Born: 1984	Chief Compliance Officer ("CCO") Since 2017	CCO of several investment companies advised or administered by Brookfield (2017-Present); Director of Brookfield (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-2023).
Mohamed S. Rasul Born: 1981	Assistant Treasurer Since 2016

Assistant Treasurer of several investment companies advised or administered by Brookfield (2016-Present); Vice President of Brookfield (2019-Present); Assistant Vice President of Brookfield (2014-2019).

(*)  Address: Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281-1023, unless otherwise noted.

(**)  Mr. Hurley will hold office as Trustee for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of Mr. Hurley and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date Mr. Hurley resigns or retires, or is removed by the Board or shareholders, in accordance with the Trust's By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he resigns or retires or until his successor is elected and qualified.

(***)  Designates individuals who are "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with the Adviser.

(1)  Mr. Brian F. Hurley was appointed as an interested director/trustee of the Fund Complex effective March 29, 2024.

Quorum and Voting

Each holder of a whole Share shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder's name. Shares of each Fund issued and outstanding as of the Record Date are indicated in the following table:

Fund	Number of Shares
Brookfield Global Listed Real Estate Fund	24,105,318.962
Brookfield Global Listed Infrastructure Fund	19,009,416.385
Brookfield Global Renewables & Sustainable Infrastructure Fund	5,126,907.795
Center Coast Brookfield Midstream Focus Fund	182,845,251.068
Oaktree Emerging Markets Equity Fund	33,872,243.144
Total	264,959,137.354

If you are not the owner of record, but your Shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the Shares you beneficially own. Your financial intermediary will provide you with additional information.

If you hold Shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your Shares. At the Meeting, a service agent will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's Shares should be voted on a proposal may be deemed to authorize a service provider to vote such Shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote Shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such Shares in the same proportion as those Shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

Shareholders of the Trust will vote collectively on the election of the Trustee Nominees. The presence in person or by proxy of one-third of the Trust's Shares that are entitled to vote constitutes a quorum. The Trustee Nominees must receive a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists, which means that two Trustee Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. In the event that the necessary quorum to transact business is not obtained at the Meeting with respect to the Trust as to one or more Funds, as applicable, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares of the Trust or the applicable Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Trust or the applicable Fund.

"Broker non-votes" are Shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to the Proposal because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as Shares that are present, but will not be voted for or against any adjournment or the Proposal. Abstentions and "broker non-votes" will not be counted in favor of, but will have no other effect on, the Proposal, for which the required vote is a plurality (the greatest number) of the votes cast.

The Board of Trustees, including all of the Independent Trustees, recommends that shareholders of each Fund vote FOR each Trustee Nominee identified in the Proposal.

ADDITIONAL INFORMATION

Fund Service Providers

Investment Adviser and Administrator

Brookfield Public Securities Group LLC, with principal offices at Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281-1023, serves as the investment adviser of each Fund, other than the Oaktree Emerging Markets Equity Fund, pursuant to investment advisory agreements and serves as the administrator for each Fund pursuant to administration agreements.

Oaktree Fund Advisors, LLC, with principal offices at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, serves as the investment adviser to the Oaktree Emerging Markets Equity Fund, pursuant to an advisory agreement.

Distributor

Quasar Distributors, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor of each Fund's Shares pursuant to a distribution agreement.

Sub-Administrator

U.S. Bancorp Fund Services, LLC ("USBFS"), with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-administrator for each Fund pursuant to a sub-administration agreement. USBFS also acts as fund accountant, transfer agent and dividend disbursing agent to each Fund under separate agreements.

Custodian

U.S. Bank National Association, with principal offices at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds' assets pursuant to a custody agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP ("Deloitte") serves as the Trust's independent registered public accounting firm. Each Fund's financial statements for the year ended December 31, 2023 have been audited by Deloitte. In addition, Deloitte has also been selected to perform the audit for each Fund's financial books and records for the year ending December 31, 2023. Representatives of Deloitte are not expected to be present at the Meeting.

Audit Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, Deloitte billed the Trust aggregate fees of $295,980 and $257,950, respectively. Each bill was for professional services rendered for the audit of the Trust's annual financial statements and the review of financial statements that are included in the Trust's annual and semi-annual reports to shareholders. Audit

Fees for 2023 includes fees related to the reorganization of the Center Coast Brookfield MLP & Energy Infrastructure Fund into the Center Coast Brookfield Midstream Focus Fund of $28,000.

Audit-Related Fees

There were no fees billed by Deloitte to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements, but are not reported as Audit Fees ("Audit-Related Fees").

Tax Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, Deloitte billed the Trust aggregate fees of $162,300 and $155,475, respectively. Each bill was for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Trust's income tax returns and tax distribution requirements.

All Other Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, there were no other fees.

Pre-Approval Policies and Procedures

The Trust's Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee report to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust's Audit Committee pre-approved all fees described above which Deloitte billed to each Fund within the Trust.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of March 31, 2024 the officers and Trustees, as a group, owned beneficially less than 1% of the Shares (aggregating all classes) of each of the Funds.

As of March 31, 2024, the following persons were known to own of record or beneficially 25% or more of the outstanding Shares of the indicated Funds:

Brookfield Global Listed Real Estate Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310	27.12%	Wells Fargo & Company	DE	Record

Brookfield Global Listed Infrastructure Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
The Northern Trust Company PO Box 92956 Chicago, IL 60675	33.69%	The Northern Trust Corporation	IL	Record

Brookfield Global Renewables & Sustainable Infrastructure Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
The Northern Trust Company PO Box 92956 Chicago, IL 60675	54.92%	The Northern Trust Corporation	IL	Record
BIM US Holdings LP, 181 Bay Street, Toronto ON M5J 2T3	28.80%	Brookfield Asset Management ULC	DE	Record

As of March 31, 2024, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated:

Brookfield Global Listed Real Estate Fund

Class A Shares

Name and Address	% of Shares	Nature of Ownership(1)
Morgan Stanley Smith Barney LLC 1 New York Plz Fl 12 New York, NY 10004-1965	52.59%	Record
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	20.71%	Record

Name and Address	% of Shares	Nature of Ownership(1)
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	11.18%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246	6.69%	Record

Class C Shares

Name and Address	% of Shares	Nature of Ownership(1)
Morgan Stanley Smith Barney LLC 1 New York Plz Fl 12 New York, NY 10004-1965	54.09%	Record
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	14.29%	Record
Raymond James 880 Carillon Pkwy St. Petersburg, FL 33716-1100	8.69%	Record
Oppenheimer & Co. Inc. 85 Broad Street, New York, NY 10004	6.79%	Record
Ameriprise Financial Services LLC 707 2nd Ave S Minneapolis, MN 55402-2405	6.39%	Record

Class I Shares

Name and Address	% of Shares	Nature of Ownership(1)
National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-1995	27.63%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	24.75%	Record
Princeton Theological Seminary 64 Mercer St Princeton, NJ 08540	9.35%	Beneficial
MAC & Co. 500 Grant Street Room 151-1010 Pittsburgh, PA 15219	9.26%	Record

Name and Address	% of Shares	Nature of Ownership(1)
Christian Church Foundation PO Box 1007 Indianapolis IN 46206-1007	6.75%	Beneficial

Brookfield Global Listed Infrastructure Fund

Class A Shares

Name and Address	% of Shares	Nature of Ownership(1)
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	29.20%	Record
Morgan Stanley Smith Barney LLC 1 New York Plz Fl 12 New York, NY 10004	19.00%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246	11.28%	Record
Stifel Nicolaus& Company Inc. 501 N Broadway Saint Louis, MO 63102	9.37%	Record
Ameriprise Financial Services LLC 707 2nd Ave S Minneapolis, MN 55402	7.67%	Record
UBS WM USA 1000 Harber Blvd Weehawken, NJ 07086	6.55%	Record

Class C Shares

Name and Address	% of Shares	Nature of Ownership(1)
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	53.73%	Record
Ameriprise Financial Services LLC 707 2nd Ave S Minneapolis, MN 55402	22.56%	Record
Raymond James 880 Carillon Pkwy St. Petersbury, FL 33716	7.62%	Record

Name and Address	% of Shares	Nature of Ownership(1)
Pershing LLC 1 Pershing PLZ FL 14 Jersey City NJ 07399-2052	6.68%	Record
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105	6.62%	Record

Class I Shares

Name and Address	% of Shares	Nature of Ownership(1)
The Northern Trust Company PO Box 92956 Chicago, IL 60675	34.65%	Record
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105-1905	21.93%	Record
Saxon & Co PO Box 94597 Cleveland, OH 44101	14.02%	Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.94%	Record

Brookfield Global Renewables & Sustainable Infrastructure Fund

Class I Shares

Name and Address	% of Shares	Nature of Ownership(1)
The Northern Trust Company PO Box 92956 Chicago, IL 60675	54.92%	Beneficial
BIM US Holdings LP 181 Bay St Ste 300 Toronto, ON M5J 2T3 Canada	28.80%	Record
Saxon & Co PO Box 94597 Cleveland, OH 44101	7.09%	Record

(1)  "Record" ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., "ABC Brokerage, Inc." "Beneficial" ownership refers to the actual pecuniary, or financial, interest in the security, i.e., "Jane Doe Shareholder."

Expenses and Proxy Solicitation

The estimated total cost of the Proposal, which is to be paid by the Funds pro rata based on each Fund's net assets as of the Record Date, is set forth in the table below.

Fund Name	Estimated Solicitation Cost	Estimated Legal and Other Costs	Estimated Total Cost to be Paid by the Fund
Brookfield Global Listed Real Estate Fund	$476	$6,808	$7,284
Brookfield Global Listed Infrastructure Fund	$1,874	$6,916	$8,790
Brookfield Global Renewables & Sustainable Infrastructure Fund	$45	$1,347	$1,392
Center Coast Brookfield Midstream Focus Fund	$469	$28,120	$28,589
Oaktree Emerging Markets Equity Fund	$45	$7,809	$7,854

The total cost of the Proposal includes legal fees, expenses related to the printing and mailing of this Proxy Statement, and fees associated with the proxy solicitation.

The Trust has engaged the services Equiniti Trust Company, LLC ("Equiniti") to assist in the solicitation of proxies for the Meeting. Proxies are expected to be solicited principally by mail, but the Funds or Equiniti may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Compensation Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Shareholder Proposals for Subsequent Meetings

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds, shareholders should send such proposals to the Funds' Secretary at Brookfield Investment Funds, Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281-1023. Any such proposal must be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Funds' proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds' transfer agent, USBFS, at (855) 244-4859 or notify the Funds' transfer agent in writing at 615 East Michigan Street, 4th floor, Milwaukee, Wisconsin 53202.

Other Matters To Come Before The Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy the discretionary authority to vote the Shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

Please complete, sign and return the enclosed proxy card(s) or vote by internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

/s/ Craig Ruckman

Craig Ruckman
Secretary
Brookfield Investment Funds

APPENDIX A

AUDIT COMMITTEE CHARTER

1.  Requirements for Membership: The Audit Committee shall consist of at least three Directors/Trustees, each of whom has no relationship to the Fund or its management that may interfere with the exercise of their independence from management and the Fund ("Independent"). The restrictions contained in Attachment A to this Charter with respect to the definition of Independent shall apply to every Audit Committee member. Each member of the Audit Committee must also meet the independence requirements of audit committee members, as currently set forth in Section 303A.01 of the New York Stock Exchange's listing standards. In the event an Audit Committee member simultaneously serves on the audit committees of more than three public companies, the Boards of Directors/Trustees must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund's Audit Committee.

  The Boards of Directors/Trustees for each Fund will determine annually whether there is at least one member of the Audit Committee who is an audit committee financial expert as defined in Item 3 of Form N-CSR. Each member of the Audit Committee shall be financially literate as such qualification is interpreted by the Boards of Directors/Trustees in their business judgment, or must become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as such qualification is interpreted by the Boards of Directors/Trustees in its business judgment.

2.  Purposes: The purposes of the Audit Committee are:

a.  oversight of the Fund's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

b.  oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof;

c.  oversight, or, as appropriate, assist the Boards of Directors/Trustees with oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

d.  responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

e.  maintenance of a liaison between the independent auditors and the Boards of Directors/Trustees;

f.  establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter (if any), or any other provider of accounting related services for the Fund of concerns regarding questionable accounting or auditing matters (see Attachment B); and

g.  preparation of an Audit Committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors/Trustees.

The independent auditors for the Fund shall report directly to the Audit Committee and the Audit Committee shall regularly report to the Boards of Directors/Trustees.

3.  Duties and Powers: The duties and powers of the Audit Committee are:

a.  to approve prior to appointment the engagement of auditors to annually prepare and issue an audit report or related work or perform other audit, review or attest services for the Fund and to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

(i)  all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

(ii)  any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and

(iii)  the audit firm's internal quality-control procedures.

b.  to approve prior to appointment the engagement of the auditor to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

c.  to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (a) or (b) above;

d.  to consider the controls applied to the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

e.  to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any Adviser Affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence; however, the auditor should have all audit and non-audit services for the Fund pre-approved by the Audit Committee before performing such services;

f.  to oversee the independent auditors, using meetings with the auditors, including private meetings, as desired by the Audit Committee or the auditors: (i) to review the plan for and the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustment to the statements recommended by the auditors, or other matters arising from the audit; (iii) to consider the auditors' comments with respect to accounting and financial reporting policies, procedures, and internal control over financial reporting (including the Fund's critical accounting policies and practices), and to consider management's responses to the comments; (iv) to the extent that Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting; to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto; (v) to resolve disagreements between management and the auditors regarding financial reporting; (vii) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service; and (viii) to review the form of opinion the auditors propose to submit to the Boards of Directors/Trustees and the shareholders;

g.  to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including, as applicable to a Fund that is publicly traded on an Exchange, the Fund's disclosures under "Management's Discussion of Fund Performance";

h.  inquire of management and the independent auditor regarding any unresolved Securities and Exchange Commission ("SEC") staff comments on the Fund's SEC reports, including, in particular, any accounting or disclosure comments;

i.  to receive at least annually a report from the independent auditor within 90 days prior to the filing of the auditor's report (or receive an updated report within such 90 day period, if the auditor's annual report is presented to the Audit Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by the Fund, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditor and the management of the Fund, (iv) a description of all non-audit services provided, including fees associated with the services, to the Fund complex that were not subject to the pre-approval requirements as discussed above, and (v) all required communications by the Public Company Accounting Oversight Board ("PCAOB");

j.  to consider the effect of any changes in accounting principles or practices proposed by management or the auditors;

k.  to review security valuation procedures employed with respect to any asset or class of asset for which there is not a readily determinable market value;

l.  to review and discuss with management, including any officers certifying the Fund's Form N-CSR, the Fund's audited financial statements as well as any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Fund; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

m.  to discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR to the Audit Committee, based on such officer's most recent evaluation as to (i) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Fund's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal control over financial reporting;

n.  to investigate or initiate an investigation of reports of any improprieties or suspected improprieties in Fund activities relating to accounting, financial reporting or internal controls over financial reporting;

o.  to discuss generally the Fund's earnings press releases, if any, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

p.  to review in a general manner, but not as an Audit Committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

q.  to set clear policies relating to the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors;

r.  to report on its activities to the Boards of Directors/Trustees on a regular basis and to make any recommendations deemed necessary or appropriate; and

s.  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate, and for ordinary administrative expenses of the Audit Committee that are necessary and appropriate to carry out the Audit Committee's duties.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services,

to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approval shall be presented to the full Audit Committee at its next regularly scheduled meeting.

4.  Role of the Audit Committee: The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

  Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors/Trustees reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director/Trustee reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Director/Trustee is not a member.

5.  Operations of the Audit Committee:

a.  the Audit Committee shall meet on a regular basis and may hold special meetings, as desired. Such meetings shall include, at least annually, meetings in separate executive sessions with management and with the independent auditors, as appropriate. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

b.  the Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Audit Committee may act by written consent, to the extent permitted by law and by the Fund's By-Laws.

c.  the Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation. The Audit Committee shall hold regular meetings with management, independent auditors and with personnel responsible for the internal audit function, as appropriate.

d.  the Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority and provide copies thereof to the Board within a reasonable period of time following each meeting.

e.  the Audit Committee may select one of its members to be the chair and may select a vice chair.

f.  a majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

g.  the Audit Committee has the authority to retain independent counsel and other advisors as it deems appropriate to discharge its responsibilities.

h.  the Audit Committee has the authority to request that the Fund provide adequate funding for the Audit Committee.

i.  the Audit Committee shall review and assess the adequacy of this Charter on at least an annual basis.

j.  the Audit Committee shall evaluate its performance at least annually.

Qualified Legal Compliance Committee

The Audit Committee shall also serve as the Qualified Legal Compliance Committee ("QLCC") for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the "issuer attorney"). An issuer attorney who becomes aware of evidence of a material violation by the Fund or by any officer, director, employee, or agent of the

Fund, as an alternative to the reporting requirements of Rule 205.3(b), under Rule 205.3(c), may report evidence of such material violation to the QLCC.

Upon receipt of such a report, the QLCC shall have the duty and responsibility:

(i)  to inform the Fund's chief legal officer and chief executive officer of such report, unless the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the issuer's chief legal officer and chief executive officer.

(ii)  to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify the Board; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys; and retain such additional expert personnel as the QLCC deems necessary.

(iii)  at the conclusion of any such investigation, to recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

ATTACHMENT A

AUDIT COMMITTEE CHARTER DEFINITIONS

  Independent: In addition to the definition of Independent provided in the text of the Charter, the following restrictions shall apply to every Audit Committee member:

(1)  Employees. A Director/Trustee who is an employee (including non-employee executive officers) of the Fund may not serve on the Audit Committee until two years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Director/Trustee could serve on the Audit Committee after two years following the termination of the relationship between the Fund and the former parent or predecessor.

(2)  Business Relationship. A Director/Trustee (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Boards of Directors/Trustees determines in its business judgment that the relationship does not interfere with the Director/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Boards of Directors/Trustees should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

  "Business Relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Audit Committee without the above-referenced Boards of Directors/Trustees' determination after two years following the termination of, as applicable, either (1) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (2) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director/Trustee and the Fund.

(3)  Cross Compensation Committee Link. A Director/Trustee who is employed as an executive of another corporation where any of the

Fund's executives serve on that corporation's compensation committee may not serve on the Audit Committee.

(4)  Immediate Family. A Director/Trustee who is an Immediate Family member of an individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Audit Committee until two years following the termination of such employment relationship.

  "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

(5)  Compensation. The Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Boards of Directors/Trustees or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or an affiliate of the Fund; or (ii) be an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

ATTACHMENT B

PROCEDURES FOR THE REPORTING OF CONCERNS REGARDING ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR AUDITING MATTERS FOR REGISTERED INVESTMENT COMPANIES ADVISED BY BROOKFIELD PUBLIC SECURITIES GROUP LLC

Section 301 of the Sarbanes-Oxley Act of 2002 (the "Act") requires national securities exchanges to adopt listing standards requiring that audit committees of the Boards of Directors/Trustees of exchange-listed public companies establish procedures for: (i) the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters ("Accounting Concerns"); and (ii) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

The New York Stock Exchange (the "NYSE") has listing standards that require each listed company to comply with the above requirements of the Act. In addition, the NYSE listing standards acknowledge that registered investment companies do not technically have employees. Therefore, the listing standards require that NYSE-listed registered investment companies provide for the confidential, anonymous submission of questionable accounting or auditing matters by employees of(1) the registered investment company, (2) the investment adviser, (3) the administrator, (4) the principal underwriter, and (5) any other provider of accounting related services for the registered investment company (each an "Interested Party" and collectively, the "Interested Parties").

These procedures (the "Procedures") outline the requirements and the process for complying with Section 301 of the Act and NYSE listing standards by the registered investment companies (each a "Fund" and collectively, the "Funds") advised and/or administered by Brookfield Public Securities Group LLC ("PSG"). These Procedures have been adopted by the audit committee of each Fund (the "Audit Committee") to ensure compliance with Section 301 of the Act and NYSE requirements and are effective, as amended, as of March 2004. These Procedures are hereby incorporated into and attached as Attachment B to the Audit Committee Charter of each Fund.

PROCEDURES:

I.  Scope of Matters Covered by These Procedures

These procedures relate to Accounting Concerns reported by Interested Parties including, without limitation, the following:

•  Fraud, deliberate error, or misrepresentation in the preparation, evaluation, review or audit of any financial statement of the Fund;

•  Fraud, deliberate error, or misrepresentation in the recording and maintaining of financial records of the Fund;

•  Deficiencies in or noncompliance with the Fund's internal accounting controls;

•  Misrepresentation or false statements to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Fund; and

•  Deviation from full and fair reporting of the Fund's financial condition.

II.  Reporting of Accounting Concerns

An Interested Party may submit a good faith report of an Accounting Concern to the Fund. A report may be submitted to PSG's Chief Compliance Officer or to the Fund's Audit Committee (or the person designated by the Fund's Audit Committee to receive such a report on its behalf).

An Interested Party need not disclose his or her identity.

A.  Any Interested Party may confidentially and, if desired, anonymously communicate in writing any Accounting Concerns to:

Brookfield Public Securities Group LLC
c/o Chief Compliance Officer
Brookfield Place
225 Liberty Street, 35th Floor
New York, NY 10281-1023

B.  An Interested Party may also confidentially and, if desired, anonymously, report any Accounting Concerns by sending the concern to the following website:

C.  An Interested Party may also confidentially and, if desired, anonymously, report any Accounting Concerns to the Fund's Audit Committee at:

[Name of Fund]
Audit Committee
c/o Brookfield Public Securities Group LLC
Brookfield Place
225 Liberty Street, 35th Floor
New York, NY 10281-1023

III.  Receipt and Retention of Accounting Concerns

The PSG Chief Compliance Officer may appoint an attorney to handle receipt and investigation of an Accounting Concern (the "PSG Designee").

The PSG Chief Compliance Officer and PSG Designee shall record all Accounting Concerns received in a log that shall include a summary of the reported concern and the date and time received. The PSG Designee shall retain the original mailings received in accordance with the Fund's document retention policy and advice of the PSG Chief Compliance Officer.

IV.  Treatment and Handling of Accounting Concerns

A.  With respect to Accounting Concerns received in writing, the PSG Designee shall forward a copy of any communication (including information on the date received) to the PSG Chief Compliance Officer.

B.  With respect to Accounting Concerns reported via the PSG Compliance Hotline, the Head of Compliance for PSG (or his/her designee) shall: (a) summarize all reports received; and (b) deliver contemporaneously such summary to the PSG Chief Compliance Officer and the Fund's Audit Committee Chairman.

C.  The PSG Chief Compliance Officer or PSG Designee will maintain a log of Accounting Concerns, tracking their receipt, investigation and resolution. The PSG Chief Compliance Officer or PSG Designee shall take all reasonable steps to investigate reported Accounting Concerns in a timely manner. All reports and investigations will be kept confidential to the extent possible, consistent with the need to conduct an adequate investigation. The PSG Chief Compliance Officer or PSG Designee shall retain records relating to each Accounting Concern received and the follow-up actions taken to investigate and respond to each Accounting Concern in accordance with the Fund's document retention policy and advice of the PSG Chief Compliance Officer.

D.  The PSG Chief Compliance Officer or PSG Designee will take all reasonable steps to investigate the Accounting Concern and will report his or her findings to the Audit Committee at the next Audit Committee meeting. If, in the opinion of the PSG Chief Compliance Officer and the PSG Designee, the matter requires immediate attention, he or she will discuss the matter with the Chairman of the Fund's Audit Committee.

E.  The PSG Designee will inform the PSG Chief Compliance Officer as appropriate of the results of his or her investigation and actions deemed appropriate. The PSG Chief Compliance Officer and PSG Designee shall consider whether retention of outside independent or expert advisors is necessary or advisable.

F.  The PSG Chief Compliance Officer or PSG Designee will provide a summary report quarterly to the Fund's Audit Committee on the reports received by him or her and the results of the investigations. If investigations confirm that a material Accounting Concern has occurred, the Fund's Audit

Committee will be informed promptly of this conclusion and the remedial measures being adopted.

V.  Handling of Accounting Concerns by Audit Committee

A.  The Audit Committee shall be entitled to receive any information or updates it may request from the PSG Chief Compliance Officer or the PSG Designee with respect to any reported Accounting Concern.

B.  The Audit Committee shall review and take any action it deems appropriate in its judgment with respect to any Accounting Concern it is made aware of, including retention of any independent or expert advisors or meeting with officers of the Fund or employees of PSG. Any review and evaluation of such report will include consideration of whether the matter(s) described in the report pertain to an Accounting Concern, the merits of the report, and whether further review and/or investigation is warranted. Any decision by the Audit Committee to review or investigate any matter brought to its attention as a result of these procedures will not in any way be, or be deemed to be, a determination by the Audit Committee or the Fund that any actions or inactions that are the subject of the report have, in fact, occurred or constitute an Accounting Concern.

C.  At any time during a review and/or investigation of a report, the Chair of the Audit Committee may notify the Fund's chief executive officer, chief financial officer, or the PSG Chief Compliance Officer of the receipt of a report and/or the progress or results of any review and/or investigation of the report, and will provide such information as may be necessary to allow for appropriate consideration by such parties of the Fund's disclosure obligations, including with regard to any required officer certifications.

D.  The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to receive and review any specific Accounting Concern on an emergency basis. Any exercise of such authority by the Chairman shall be reported to the Audit Committee at its next regularly scheduled meeting.

VI.  Response to Reporting Interested Parties

The PSG Chief Compliance Officer or PSG Designee or other appropriate person will, when possible or as appropriate: (i) acknowledge receipt of the Accounting Concern to the reporting Interested Party, and (ii) provide a response to the Interested Party who has raised an Accounting Concern and identified him/herself.

VII.  Non-Retaliation Policy

The Audit Committee also wants to ensure that any Interested Party wishing to submit a report of the type contemplated in the Procedures shall be free to do so without fear of dismissal or retaliation.

VIII.  Amendments to the Procedures

The Audit Committee may amend the Procedures from time to time to maintain compliance with Section 301 and the Act and the rules implemented there under and NYSE listing standards.

APPENDIX B

NOMINATING AND COMPENSATION COMMITTEE CHARTER

Nominating and Compensation Committee Membership

The Nominating and Compensation Committee (the "Committee") of each Fund shall be composed entirely of Directors/Trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"), and may be comprised of one or more such Independent Directors.

Board Nominations and Functions

1.  The Committee shall make nominations for Independent Director membership on the Boards of Directors/Trustees (the "Board"). The Committee shall evaluate candidates' qualifications for Board membership, and their independence from the Funds' investment advisers and other principal service providers. Persons selected must not be "interested persons" of the Fund. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates. In determining the nominee's qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including whether nominees would qualify for service on a Fund's audit committee under the rules of the New York Stock Exchange or other applicable securities exchange.

2.  The President and other officers of the Fund may recommend candidates for the Board. The Committee shall give candidates recommended by the President and other officers of the Fund the same consideration as any other candidate.

3.  The Committee may establish procedures for the consideration of shareholder nominees.

4.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

5.  The Committee shall periodically review Director compensation and shall recommend any appropriate changes to the Board as a group.

Committee Nominations and Functions

1.  The Committee shall make nominations for membership on all committees of the Funds and shall review Board committee assignments as necessary.

2.  The Committee shall review, as necessary, the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.  The Committee shall normally meet on an annual basis prior to the first, second and fourth quarterly meetings of the full Board and is empowered to hold special meetings as circumstances require.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Independent Director or Fund counsel and to retain other experts at the expense of the Funds.

3.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

BROOKFIELD INVESTMENT FUNDS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Special Meeting of Shareholders to be held on JUNE 20, 2024

The undersigned hereby appoints Craig Ruckman and Adam Sachs, each of them acting individually, as proxies for the undersigned with full power of substitution in each of them, to attend the virtual Special Meeting of Shareholders of Brookfield Investment Funds to be held on June 20, 2024, at 8:45 a.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders in general, please call toll-free 1-800-399-1581. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The proxy statement is available online at: https://vote.proxyonline.com/brookfield/docs/oef.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]	#

BROOKFIELD INVESTMENT FUNDS

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

1.	To elect two (2) Trustees to the Board of Trustees.

Nominees:
		FOR	AGAINST	ABSTAIN
	1.1 Ms. Betty A. Whelchel, Independent Trustee	○	○	○
	1.2 Mr. Brian F. Hurley, Interested Trustee	○	○	○

2.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

You may vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN A FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]	#